TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 – PremierSolutions Standard (Series A)
333-72042	HV-6775 – PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 – PremierSolutions Standard (Series A-II)

333-151805	HV-6776 – Premier InnovationsSM
333-151805	HV-6777 – Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 – Premier InnovationsSM (Series II)

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Supplement dated January 15, 2020 to your Prospectus

FUND NAME CHANGE

COLUMBIA LARGE CAP GROWTH FUND III – CLASS A

Effective on January 1, 2020, the Columbia Large Cap Growth Fund III was re-named Columbia Large Cap Growth Opportunity Fund.

As a result of the change, all references to the Columbia Large Cap Growth Fund III in your Prospectus are deleted and replaced with the Columbia Large Cap Growth Opportunity Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.